BROWN ADVISORY FUNDS
Brown Advisory Strategic Bond Fund
(the “Fund”)

Supplement dated June 18, 2018
to the Prospectus, the Summary Prospectus and the Statement of Additional Information
dated October 31, 2017

Based upon the recommendation of Brown Advisory LLC, the investment adviser for the Fund, the Board of Trustees of the Brown Advisory Funds has approved the following changes:

 1. Effective at the close of business on June 29, 2018 (the “Redesignation Date”), the outstanding Advisor Shares of the Fund will be redesignated as Investor Shares, and the outstanding Investor Shares of the Fund will be redesignated as Institutional Shares (the “Class Redesignation”). Existing shareholders of Advisor Shares and Investor Shares of the Fund may continue to purchase additional shares of the Fund until the Redesignation Date. The Class Redesignation will be completed based on the share classes’ relative net asset values on the Redesignation Date, without the imposition of any sales charge or any other charge. As a result of the Class Redesignation, shareholders previously holding Advisor Shares will benefit from the Investor Share’s reduced annual fund operating expenses relative to the Advisor Shares, and shareholders previously holding Investor Shares will benefit from the Institutional Share’s reduced annual fund operating expenses relative to the Investor Shares.

The Class Redesignation is intended to be tax-free, meaning that the Fund’s current shareholders of Advisor Shares will become shareholders of Investor Shares, and current shareholders of Investor Shares will become shareholders of Institutional Shares, without realizing any gain or loss for federal tax purposes. All shareholders of Advisor Shares and Investor Shares as of the Redesignation Date will benefit from the Class Redesignation, and as a result, all current Advisor Shares of the Fund will be redesignated as Investor Shares, and all current Investor Shares of the Fund will be redesignated as Institutional Shares as of the Redesignation Date.

Holders of Investor Shares who are subject to the Class Redesignation and hold Institutional Shares after the Redesignation Date will be deemed to be eligible investors for purposes of the Institutional Shares’ $1 million minimum initial investment requirement. Accordingly, such investors may purchase additional Institutional Shares after the Redesignation Date.

While the Fund will offer both Institutional Shares and Investor Shares as a result of the Class Redesignation, the Fund has only one investment portfolio. That means money invested in each class is invested in one pool of investments. However, there are other differences in the share class features. Please consult the Fund’s Prospectus for full details on the differences between the classes.

2. Effective as of July 1, 2018, the ticker symbol for Investor Shares will change to BATBX. Accordingly, holders of the Investor Shares will retain the same ticker (BATBX) as previously held as Advisor Shareholders as a result of the Class Redesignation.

3. Effective as of July 1, 2018, Institutional Shares of the Fund will be offered for sale and may be purchased by investors eligible to invest in the Institutional Shares. As a result, all references to the Institutional Shares of the Fund being not available for purchase are hereby deleted from the Prospectus, Summary Prospectus and SAI.

Effective as of July 1, 2018, the ticker symbol for the Institutional Shares of the Fund will be BIABX. Accordingly, holders of Institutional Shares will retain the same ticker (BIABX) as previously held as Investor Shareholders as a result of the Class Redesignation.

4. Effective as of July 1, 2018, Advisor Shares of the Fund will not be available for purchase.

Please retain this Supplement for future reference.